UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         MARCH 6, 2009 (MARCH 6, 2009)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                EXTENSIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-24693                        88-0390251
               ---------                        ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             770 SOUTH POST OAK LANE, SUITE 330, HOUSTON , TX 77056
             ------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (832) 487-8689
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.  OTHER  EVENTS.

On March 6, 2009, Extensions, Inc. (the "Company") announced the launch of its EXT Social Network at www.EXT.com ("EXT"). In connection with the launch of EXT, the Company issued the following press release:

              EXTENSIONS, INC. ANNOUNCES THE LAUNCH OF WWW.EXT.COM
                   THE NEXT GENERATION OF SOCIAL NETWORKING.

Unlock the wisdom trapped within social networks and transform your Social Networking experiences from a novelty to a productivity tool.

Houston, Texas, March 6, 2009 -- Extensions, Inc. (OTC: EXTI) today announced that it has launched its EXT Social Network at www.EXT.com. EXT outfits users with all the tools they need to create their own micro-social network. Users are able to host multiple profiles, control content visibility, embed items with a single-click, and unite with others in a way that increases effectiveness and collaboration. We believe out toolset unlocks the power of social networking as a utility, instead of being simply a novelty.

There is no limit on the amount of profiles, groups, pages, or pods (EXT's term for the user-selected cells of information) a user can have, and permission and visibility controls are strong. Users are given the ability to choose who can and cannot view, and in some cases even comment on, the content they choose to add. Information will only be shared with the individuals who are hand-picked by the user. Those who are not granted access to particular information will not even know that it exists.

This allows for a more focused and directed type of social networking. Users can easily gather around certain causes, and by keeping permission controls tight, increase the amount of interaction and communication occurring between members. We believe these micro-social networks give users access to the knowledge and experience trapped in traditional social networks, and has the potential of allowing user the ability of leveraging this knowledge to solve complex problems.

To  sign  up  for  a  free  EXT  account  please  visit  www.ext.com.
                                                         -----------

To learn more about what EXT can do for you, please visit www.takeatour.ext.com.
                                                          ---------------------

For  more  information,  on  EXT  please  visit  www.extensions.ext.com.
                                                 ----------------------

Extensions  Inc
770  South  Post  Oak  Lane
Suite  330
Houston,  Texas  77056
Tel:  (832)  487-8689
Email:  investors@EXT.COM.
        -----------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXTENTSIONS, INC.
                                  (Registrant)

Dated: March 6, 2009          By: \s\Crawford Shaw
                              --------------------
                              Crawford Shaw
                              Chief Executive Officer